Exhibit 13.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the annual report on Form 20-F of Zapp Electric Vehicles Ltd (the “Company”) for the year ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2024
/s/ David Sturgeon
David Sturgeon
Chief Financial Officer
(Principal Financial Officer)